[LETTERHEAD]

FOR IMMEDIATE RELEASE
---------------------

       ISLE OF CAPRI CASINOS, INC. ANNOUNCES RECORD THIRD QUARTER RESULTS

Biloxi, Mississippi, February 16, 2000. Isle of Capri Casinos, Inc. (NASDAQ:ISLE ) today announced its results for the third quarter ended January 23, 2000. Summarized below and on the attached pages are the financial results for the corporation on a consolidated basis, with operating highlights for some of its gaming facilities.

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                                                             (Unaudited)
                                                            QTR         QTR
(In thousands, except per share data) . . . . . . . .    1/23/00      1/24/99

Casino Revenue. . . . . . . . . . . . . . . . . . . .  $    139,001  $101,893
Hotel, Pari-mutuel, Food and Beverage, Other Revenue.        14,723    13,227
                                                       ------------  --------
Total Revenue . . . . . . . . . . . . . . . . . . . .       153,724   115,120

Net Income. . . . . . . . . . . . . . . . . . . . . .  $      4,881  $  1,045
Net Income per Diluted Share. . . . . . . . . . . . .  $       0.19  $   0.04

Weighted Average Common Shares. . . . . . . . . . . .        25,938    23,684

EBITDA (1). . . . . . . . . . . . . . . . . . . . . .  $     32,420  $ 24,866


                                                            YTD           YTD
                                                            1/23/00   1/24/99

Casino Revenue. . . . . . . . . . . . . . . . . . . .  $    408,814  $297,744
Hotel, Pari-mutuel, Food and Beverage, Other Revenue.        42,112    38,381
                                                       ------------  --------
Total Revenue . . . . . . . . . . . . . . . . . . . .       450,926   336,125

Net Income. . . . . . . . . . . . . . . . . . . . . .  $     18,041  $  5,665
Net Income per Diluted Share. . . . . . . . . . . . .  $       0.71  $   0.24

Weighted Average Common Shares. . . . . . . . . . . .        25,353    23,663

EBITDA (1). . . . . . . . . . . . . . . . . . . . . .  $     98,524  $ 73,607

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See footnotes on the following pages, for details regarding the above operating results.

(1) - See EBITDA defined in footnote (2) of Comparative Financial Highlights.

"We are very pleased with our overall operating results for the quarter and with the continued successful implementation of our expansion plan, including our plans to acquire the Flamingo Casino in Kansas City, Missouri. We are finalizing our acquisition of Lady Luck, and are continuing to develop new hotels at Isle-Black Hawk, Isle-Tunica and Isle-Lake Charles," stated
Chairman and Chief Executive Officer, Bernard Goldstein.

Jack Gallaway, President and Chief Operating Officer stated, "Our third quarter is typically our softest quarter of the year, yet this year we posted a 30% increase in EBITDA and a 375% increase in EPS for the third quarter compared to the prior year third quarter. We are diligently preparing for the integration of the Lady Luck casinos into our Isle-Family and we look forward to Islestyling our latest planned addition, the Flamingo Casino in Kansas City, Missouri."

This press release may be deemed to contain forward-looking statements which are subject to change. These forward-looking statements may be significantly impacted, either positively or negatively by various factors, including without limitation, licensing, and other regulatory approvals, financing sources, development and construction activities, costs and delays, permits, competition and business conditions in the gaming industry. Additional information concerning potential factors that could affect the Company's financial condition, results of operations and expansion projects, is included in the filings of the Company with the Securities and Exchange Commission, including but not limited to, its 10-K for the fiscal year ended April 25, 1999.

Isle of Capri Casinos, Inc. owns and operates seven riverboat, dockside and land-based casinos at six locations, including the Isle of Capri Casino, Crowne Plaza Resort in Biloxi, Mississippi; the Isle of Capri Casino & Hotel in Vicksburg, Mississippi; the Isle of Capri Casino & Hotel in Bossier City, Louisiana; two riverboats operating as the Isle of Capri Casino & Hotel in Lake Charles, Louisiana; (through a 57% owned subsidiary), the Isle of Capri Casino in Black Hawk, Colorado and the Isle of Capri Casino in Tunica, Mississippi. The Company also operates Pompano Park Harness Racing Track in Pompano Beach, Florida and through a joint venture, the Enchanted Capri cruise ship, that features an Isle of Capri Casino, sailing from New Orleans, Louisiana.

NOTE: OTHER ISLE OF CAPRI CASINOS, INC. PRESS RELEASES AND A CORPORATE PROFILE ARE AVAILABLE BY FAX AT NO CHARGE. FOR A MENU OF AVAILABLE ISLE OF CAPRI CASINOS, INC. PRESS RELEASES, CALL 800/758-5804, EXT. 145913 OR AT http://www.prnewswire.com. ISLE OF CAPRI'S HOME PAGE IS http://www.theislecorp.com.
CONTACTS: ALLAN SOLOMON, EXECUTIVE VICE PRESIDENT, 561/995-6660 or REX YEISLEY, CHIEF FINANCIAL OFFICER, 228/436-7000

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                                              Isle of Capri Casinos, Inc.
                                         Consolidated Statements of Operations
                                                      (Unaudited)
                                        (In thousands, except per share amounts)



                                                            Three Months Ended                   Nine Months Ended
                                                January 23,           January 24,            January 23,    January 24,
                                                   2000                  1999                   2000            1999
                                                --------------------  -------------------  -------------  -------------
Revenues:
  Casino . . . . . . . . . . . . . . . . . . .  $           139,001   $          101,893   $    408,814   $    297,744
  Pari-mutuel commissions and fees . . . . . .                5,477                5,542         13,826         13,514
  Hotel,  food , beverage & other. . . . . . .                9,246                7,685         28,286         24,867
                                                --------------------  -------------------  -------------  -------------
Total revenue. . . . . . . . . . . . . . . . .              153,724              115,120        450,926        336,125

Operating and other expenses:
  Corporate and new development. . . . . . . .                4,193                2,860         12,289          8,848
  Properties . . . . . . . . . . . . . . . . .              117,111               87,394        340,113        253,670
  Accrued litigation settlement (reversal) (1)                    -               (4,215)             -         (4,215)
  Valuation Allowance (2). . . . . . . . . . .                    -                5,097              -          5,097
  Preopening (3) . . . . . . . . . . . . . . .                    -                3,320          3,420          3,320
  Depreciation and amortization. . . . . . . .                9,336                8,762         27,261         25,894
                                                --------------------  -------------------  -------------  -------------
Total operating and other expenses . . . . . .              130,640              103,218        383,083        292,614
                                                --------------------  -------------------  -------------  -------------

Operating income . . . . . . . . . . . . . . .               23,084               11,902         67,843         43,511

Gain on disposal (4) . . . . . . . . . . . . .                    -                    -          3,106              -
Equity in income (loss) of
  unconsolidated joint venture (5) . . . . . .                 (417)                (479)           220         (1,140)
Net interest expense (6) . . . . . . . . . . .              (12,487)             (10,966)       (36,509)       (33,352)
Minority interest (7). . . . . . . . . . . . .               (1,053)               1,670         (2,244)         2,197
                                                --------------------  -------------------  -------------  -------------

Income  before income taxes. . . . . . . . . .                9,127                2,127         32,416         11,216

Income tax expense . . . . . . . . . . . . . .                4,246                1,082         14,375          5,551
                                                --------------------  -------------------  -------------  -------------

Net income . . . . . . . . . . . . . . . . . .  $             4,881   $            1,045   $     18,041   $      5,665
                                                ====================  ===================  =============  =============

Net income per diluted share . . . . . . . . .  $              0.19   $             0.04   $       0.71   $       0.24

Weighted average diluted common shares . . . .               25,938               23,684         25,353         23,663


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(1)     Accrued litigation settlement (reversal) relates to the reversal of an accrued expense of $4,215 for a boarding tax liability at the Isle-Bossier City, for which the courts have determined the Company is not liable.

(2) Valuation allowance includes a $2.4 million total charge relating to the write-down of certain assets held for sale and a $2.7 million charge relating to the write-off of a land lease.

(3) Preopening of $3.4 million and $3.3 million relates to expenses incurred with the openings of the Isle of Capri Casino in Tunica, MS in the second quarter of fiscal 2000 and the Isle of Capri Casino in Black Hawk, Co. in the third quarter of fiscal year 1999, respectively.

(4) Gain on Disposal relates to the sale of an option to purchase land adjacent to the Pompano Park, Inc. facility.

(5) Equity in unconsolidated joint venture represents the Company's ownership interest in the Enchanted Capri cruise ship, a joint venture with an unrelated third-party.

(6) Interest expense is net of interest income of $1,163, $711, $2,705 and $2,350, respectively; and capitalized interest of $335, $2,422, $1,467 and $6,263, respectively; net interest expense includes gross interest expense of $2,783, $2,717, $8,194 and $7,746, respectively; interest income of $105, $223, $323 and $762, respectively; and capitalized interest of $256, $1,634, $640 and $4,849, respectively from Isle of Capri Black Hawk, L.L.C.

(7) Minority interest represents the portion of Isle of Capri Black Hawk, L.L.C. Income before income taxes owned by an unrelated third-party.
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                                   Isle of Capri Casinos, Inc.
                       Comparative Financial Highlights by Casino Property
                                           (Unaudited)
                                          (In thousands)



                                     Three Months Ended                   Nine Months Ended
                          January 23,           January 24,          January 23,    January 24,
                                         2000                 1999           2000           1999
                          --------------------  -------------------  -------------  -------------
BILOXI (5)

  Gaming Revenue . . . .  $            17,551   $           19,039   $     56,768   $     57,973
  Total Revenue (1). . .               19,903               21,891         65,099         68,461
  EBITDA (2) . . . . . .                4,346                5,766         16,611         18,380
  EBITDA as % of
          Total Revenue.                 21.8%                26.3%          25.5%          26.8%

  Operating Income (3) .  $             2,878   $            4,323   $     12,273   $     13,918

VICKSBURG

  Gaming Revenue . . . .  $            14,361   $           11,824   $     43,371   $     35,865
  Total Revenue (1). . .               15,326               12,356         46,507         37,641
  EBITDA (2) . . . . . .                4,274                2,975         13,904          9,910
  EBITDA as % of
          Total Revenue.                 27.9%                24.1%          29.9%          26.3%

  Operating Income (3) .  $             3,500   $            1,983   $     11,417   $      6,857

BOSSIER CITY

  Gaming Revenue . . . .  $            34,947   $           28,239   $    101,942   $     87,076
  Total Revenue (1). . .               36,951               29,445        107,493         91,160
  EBITDA (2) . . . . . .               10,352                7,655         28,853         23,507
  EBITDA as % of
          Total Revenue.                 28.0%                26.0%          26.8%          25.8%

  Operating Income (3) .  $             8,749   $            5,993   $     24,393   $     18,589

LAKE CHARLES

  Gaming Revenue . . . .  $            43,467   $           38,268   $    128,865   $    112,187
  Total Revenue (1). . .               44,872               39,638        133,291        117,403
  EBITDA (2) . . . . . .               12,383                9,951         36,064         29,215
  EBITDA as % of
          Total Revenue.                 27.6%                25.1%          27.1%          24.9%

  Operating Income (3) .  $             9,076   $            6,944   $     25,567   $     20,234

BLACK HAWK (4)

  Gaming Revenue . . . .  $            22,961   $            4,436   $     62,646   $      4,436
  Total Revenue (1). . .               24,004                4,668         66,053          4,668
  EBITDA (2) . . . . . .                6,640                  838         17,455            838
  EBITDA as % of
          Total Revenue.                 27.7%                18.0%          26.4%          18.0%

  Operating Income (3) .  $             6,073   $              604   $     15,898   $        604

TUNICA

  Gaming Revenue . . . .  $             5,665   N/A                  $     15,065   N/A
  Total Revenue (1). . .                5,918   N/A                        15,698   N/A
  EBITDA (2) . . . . . .               (1,884)  N/A                        (2,820)  N/A
  EBITDA as % of
          Total Revenue.               (31.8%)  N/A                        (18.0%)  N/A

  Operating Income (3) .  $            (2,564)  N/A                  $     (4,026)  N/A

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     (1) - Total Revenue is presented net of complimentaries.
     (2) - EBITDA is calculated by adding income taxes, net interest expense, minority interest, equity in unconsolidated joint ventures, depreciation and amortization, preopening and intercompany management fees to net income. Additionally, EBITDA has been adjusted for the following non-recurring items: accrued litigation settlement reversal (Bossier City only) and valuation allowance (Corporate only).
     (3) - Operating income is presented before accrued litigation settlement (reversal), valuation allowance, preopening and intercompany management fees.
     (4) - EBITDA and Operating Income include equipment operating lease expense of $826, $313, $2,674 and $313 respectively; and exclude Management Fee Expense of $939, $165, $2,653 and $165, respectively.
     (5) In Biloxi, EBITDA and Operating Income include $648 of business interruption claim funds collected during the third quarter of fiscal year 1999 relating to Hurricane Georges.

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